                                                                    EXHIBIT 23.4

                        INDEPENDENT ACCOUNTANTS' CONSENT


We consent to the use in this Amendment No. 3 to Registration Statement No. 333-69329 of Valley Media, Inc. on Form S-1 of our report dated June 18, 1997 on the financial statements of Distribution North America, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ PricewaterhouseCoopers LLP


Sacramento, California
March 19, 1999